Wells Fargo Securities 15th Annual Energy Symposium December 7, 2016 Tim Knox President Stu Brightman President & CEO TETRA Technologies, Inc. Exhibit 99.1

This presentation contains “forward-looking statements” and information based on our beliefs and those of our general partner. Forward-looking statements in this presentation are identifiable by the use of the following words and other similar words: “anticipates”, “assumes”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “goal”, “intends”, “may”, “might”, “plans”, “predicts”, “projects”, “schedules”, “seeks”, “should, “targets”, “will” and “would”. These forward-looking statements may include statements concerning expected results of operations for 2016, anticipated benefits and growth of CSI Compressco LP following the acquisition of Compressor Systems, Inc. (CSI), including increases in cash distributions per unit, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding CSI Compressco’s beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. When used, such forward-looking statements reflect our current views with respect to future events and financial performance and are based on assumptions that we believe to be reasonable but such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: economic and operating conditions that are outside of our control, including the supply, demand, and prices of crude oil and natural gas; the levels of competition we encounter; the activity levels of our customers; the availability of adequate sources of capital to us; our ability to comply with contractual obligations, including those under our financing arrangements; our operational performance; risks related to acquisitions and our growth strategy, including our acquisition of Compressor Systems, Inc.; the availability of raw materials and labor at reasonable prices; risks related to our foreign operations; the effect and results of litigation, regulatory matters, settlements, audits, assessments, and contingencies; and other risks and uncertainties contained in our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC website at www.sec.gov. The risks and uncertainties referred to above are generally beyond our ability to control and we cannot predict all the risks and uncertainties that could cause our actual results to differ from those indicated by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may vary from those indicated by the forward-looking statements, and such variances may be material. All subsequent written and oral forward-looking statements made by or attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements we may make, except as may be required by law. Please Note: CSI Compressco™, GasJack®, VJack™, and Compressco® are jointly registered trademarks or trademarks of CSI Compressco Operating LLC and CSI Compressco Sub Inc. in the United States and/or other countries. Forward Looking Statements

Q3-2016 Highlights Q3 2016 Revenue of $70.7M Q3 2016 Net loss of $16.0M [1] Q3 2016 adjusted EBITDA [2] of $24.0M Q3 2016 adjusted EBITDA margin [2] of 34% Positive Net Cash from Operations in Challenging Business Climate 1,380 Hp Compression Service Field Gathering Midland County, TX Net loss inclusive of $10.2M in charges related to recent Series A Preferred Equity offerings See Appendix for reconciliations of Non-GAAP financial measures See our SEC Form 8-K filings of August 8, 2016, and September 21, 2016, and related press releases for details of our Series A Preferred Equity offering Q3 2016 Net cash from operations of $10.0M Q3 2016 distributable cash flow [2] of $12.7M Q3 2016 distribution coverage ratio [2] of 0.99x Two convertible preferred equity offerings totaling $80M [3]

CSI Compressco LP (NASDAQ: CCLP) 45 years of growth supporting oil and gas industry Over 700 employees in more than 30 locations TETRA Technologies, Inc. (NYSE: TTI) Synergistic relationship expands CCLP’s footprint and capabilities Owns 2% GP interest and IDR’s as well as 42% of common units Company Profile NASDAQ: CCLP Recent Unit Price [1] $10.00 Market Capitalization [1] $332.6M Enterprise Value [1] $909.2M Distribution Annualized [2] $1.51 Distribution Yield [2] 15.1% Corporate Headquarters Midland, TX 1970 2016 2010 2005 2000 1995 1990 1971 Compressor Systems, Inc. “CSI” established 1993 CSI surpasses 1,000,000 Hp of compression packaged 1997 CSI compression fleet exceeds 250,000 Hp 2001 CSI surpasses 2,000,000 Hp of compression packaged 2006 CSI compression fleet exceeds 500,000 Hp 2012 CSI surpasses 4,000,000 Hp of compression packaged 2004 Compressco Field Services acquired by TETRA Technologies, Inc. 1985 GasJack invented; GasJack Co. established 1999 GasJack Co. renamed Compressco Field Services 2011 Compressco Partners IPO on NASDAQ under ticker GSJK 2014 Combined CCLP fleet exceeds 1,000,000 Hp 2009 5,000th GasJack built Unit price as of market close November 25, 2016; Market Capitalization and Enterprise Value based upon September 30, 2016 most recently reported units outstanding and debt Q3 2016 quarterly distribution of $0.3775 per common unit paid November 14, 2016; Yield calculated as annualized quarterly distribution of $1.51 divided by $10.00 unit price as of market close November 25, 2016 Leading Vertically Integrated Compression Provider 2014 Compressco Partners acquires Compressor Systems, Inc. forming CSI Compressco LP (ticker changed to CCLP)

Investment Highlights Compression services through fee-based service contracts provide predictable cash flow Compression is critical to production and to the midstream infrastructure, supporting continued demand through commodity price cycles Stability in Asset Utilization Value Added Service Offerings Vertical integration allows CCLP to provide flexibility to customers with design, build, own, operate, supply, service and sell options Geographically diverse field organization and advanced telemetry lead to run time improvements and increased production stability for our customers Quality Customer Base Quality customer base mitigates counterparty risk Strong long-term relationships with high quality oil and gas producers including majors, larger independents and midstream operators Visibility of Revenues & Profits Typical Compression Services extend to an average of more than 40 months on location Equipment lead times allow scaling of manufacturing resources to match changes in demand Compression Services Shows Resiliency Throughout Industry Downturns Compared to Other OFS

Compression Overview Compression is required multiple times throughout the value-chain from production to consumption Diversity of customer needs supports a wide variety of compression service and product offerings Source: Energy Information Administration In 2015, the U.S. consumed 27.5 trillion cubic feet of natural gas [1] 35% power generation 27% industrial 17% residential 12% commercial 9% lease and plant fuel; distribution and pipelines Consumer Oil Treatment & Refining Reservoir Dry Gas Production Gas Lift – other EOR Compression Services Gathering Wellhead Processing Transportation Sold Equipment Storage Recirculation for Enhanced Oil Recovery Physical Requirement for Compression is Disassociated from the Price of Oil and Natural Gas Aftermarket Services

Forecasted Demand and Production Growth

COMPRESSCO LP™

Demand and Production Expected to Grow in the Near Term

- The U.S. produces ~74 Bcf per day, requiring 15 million horsepower of compression to maintain current production levels [1]
- New sources of natural gas demand expected to drive production growth by ~17 Bcf per day by 2020 [2], a 23% increase
- Wave of new contracted U.S. LNG capacity expected to reach ~10 Bcf per day by 2020 [2]
  - Sabine Pass terminal shipped the first LNG cargo from the Lower 48 states on February 24, 2016
  - Additional export capacity from Cove Point, Cameron, Freeport and Corpus Christi LNG terminals expected 2018 - 2019

Sources of Growth in U.S. Natural Gas Demand [2]


25
20
15
10
5
0
Bcf / d
2016E
2017E
2018E
2019E
2020E
Petrochemicals
Industrial
Power Generation
LNG
Mexico Exports
Other

Near Term Production Growth [2]


90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Bcf / d
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
U.S. Offshore
Other Onshore Gas
Tight Gas
Southern U.S. Shale
Marcellus & Utica Shale

(1) 15 million Hp figure based on estimated field conditions of 20 psig inlet, 1200 psig outlet, and 215 Hp per MMSCFD; Significant additional horsepower required for gathering, processing, transportation, storage, etc.
(2) Source: Energy Information Administration; Bentek Energy

© 2016 CSI Compressco LP

7

Forecasted Infrastructure Demand and Growth

Near and Long Term Infrastructure Demand Driving Continued Investment and Growth

- Shale gas supply and growth will necessitate the need for investment in oil and gas infrastructure from 2015 through 2035, with the majority of natural gas development estimated to occur during the next 5 years [2]
- Capital expenditures for new oil and gas midstream infrastructure estimated ~$26B average annually for the next 20 years [1],[2]
- Compression is a critical component to the build out of transportation infrastructure
  - 5.2 million horsepower of compression estimated to be needed for new gas transmission [1],[2]
  - 8.7 million horsepower of compression estimated to be needed for new gas gathering [1],[2]
  - Equates to ~$500 million average in annual compression equipment additions over the next 20 years [3]

Pipeline Growth to 2035 [1],[2]


Crude Oil
98K miles
Natural
Gas
88K miles
NGL
11K miles

Compression Growth to 2035 [1],[2]


Crude Oil
1.4M Hp
NGL
0.4M Hp
Natural Gas
13.9M Hp

Infrastructure Capital Expenditures to 2035 [1],[2]


Crude Oil
$164B
Natural
Gas
$333B
NGL
$49B

(1) Figures represent the midpoint estimates of INGAA projections
(2) Source: INGAA Foundation
(3) For indicative purposes, consider $750 per horsepower as cost of compression equipment for midstream sector as CCLP management estimate

© 2016 CSI Compressco LP 8

CCLP Business Model – Vertically Integrated

COMPRESSCO LP™

Flexibility for a Wide Range of Customer Compression Needs

Shared manufacturing, engineering capability, project management and supply chain resources

Common management, inventory and operating infrastructure

Technical specialists for installation and commissioning worldwide

Compression Services
- Fee-based services contracts utilizing CCLP compression services fleet equipment and personnel
- Fleet sizes ranging from 20 Hp to over 2,000 Hp
- Broad U.S. footprint and diversified customer base

Aftermarket Services
- Customizable field maintenance contracts
- Revitalization, major overhaul and repurposing of customer owned compression equipment
- Shop services and parts sales

New Equipment Sales
- Equipment built to standard or customer specifications up to 8,000 horsepower
- Largely funded through progressive billings
- Expertise in compression and engine driven pump package engineering, design, and manufacturing

International Capabilities
- ~20% of revenues [1] from international sales and operations
- Operating footprint in Mexico, Canada and Argentina
- Partner with TETRA for world-wide reach

Portion of Revenue and Gross Margin by Product Line [1]



Portion of Total Revenue [2]
12%
8%
5%
13%
87%
75%
Portion of Total Gross Margin [2]
Compression and Related Services
Equipment Sales
Aftermarket Services

(1) Q3 2016 Results. Gross Margin is defined as revenues less cost of revenues excluding depreciation and amortization expense
(2) Revenue and Gross Margin by Product Line is shown as the portion of total Revenue and total Gross Margin that is attributable to the given product line

© 2016 CSI Compressco LP 9

Compression Services Stability

CSI COMPRESSCO LP™

Most Profitable Product Line is also Most Stable Product Line

- Natural gas consumption in the U.S. continues to increase
- Compression fleet utilization down ~13% approximately 24 months into severe market downturn
- Diverse geographic deployment of compression fleet
- Real-time remote monitoring to improve run-time and response time

Fleet Utilization and Composition [1]



0-100 Hp
16%
63
801+ Hp
43%
84%
75%
Utilization
~848,000 Hp
70%
41%
Utilization
Composition
101-800 Hp

Fleet Application [1]



Gas Lift other EOR 20%
80%
Dry gas and gas gathering
Dry Gas 15%
Gathering 65%

U.S. Natural Gas Consumption [2]



30,000
25,000
20,000
15,000
10,000
5,000
-
Bcf / d
2010
2011
2012
2013
2014
2015
Fuel and Distribution
Commercial
Residential
Industrial
Power Generation

Fleet Utilization vs. Economic Variability [2],[3]



10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
Macroeconomic Variability
100% 1,000
90% 900
80% 800
70% 700
60% 600
50% 500
40% 400
30% 300
20% 200
10% 100
0% -
Horsepower in thousands
2008
2009
2010
2011
2012
2013
2014
2015
Q1-16
Q2-16
Q3-16
CCLP Fleet Utilization
Active Hp
HH Gas Price
WTI Oil Price
Rig Count

(1) CSI Compressco utilized Hp, composition, and fleet application as of September 30, 2016
(2) Source: Energy Information Administration; Baker Hughes
(3) Utilization based on management Pro Forma 2008 – 2013YE combined fleet utilization of Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.

© 2016 CSI Compressco LP

10

Eagle Ford Marcellus Utica Permian Barnett Haynesville Bakken Niobrara Monterey San Juan Woodford Compression Services Geographic Diversity 26% of Compression Fleet Deployed in the Permian Basin CSI Compressco fleet geography as of September 30, 2016 HP Distribution by CCLP Region [1] Operating Units Basins Shale Plays Gas Jack® unit on Well Head Service

Compression Services Market Position 4th Largest Compression Services Fleet by Hp 11% Market share U.S. and Canada [1] 8% Market share internationally [2] Largest vertically integrated compression provider Revenue Generating Hp [3] Compression Services Competitive Landscape Internal estimate based on data from Gas Compressor Association “GCA” and considering only markets served by GCA member companies and other quantified fleets, excludes offshore compression Spears & Associates, Inc. Oilfield Market Report 2016 CSI Compressco utilized Hp as of September 30, 2016; others per most recent available data and management estimates

Growth Strategy Strategic geographic footprint expansion Strategic customer base expansion Unwavering commitment to quality equipment Focus on long-term value proposition Acquisition International Continue to grow large Hp fleet in Mexico; make similar progress throughout LA and Eastern Hemisphere Multiple paths to market (direct rental and sales, B-O-O, back-to-back, distribution) Partner with TETRA for compressor station and process solution offerings Expand reach of niche Pump Systems International business Margins Incremental cost synergies implemented to protect margins in downturn Managing all Supply Chain initiatives Preserve profits by minimizing under-absorption of direct labor costs during downturn Continued consolidation with TETRA shared services and ERP implementation Domestic Continued focus in the Permian Basin with operations throughout all producing regions Marcellus penetration through sales, AMS, and fleet opportunities with proper return Expanded vapor recovery opportunities (EPA OOOO regulations) Limit and allocate CapEx to most highly utilized equipment and only with acceptable returns Focused on Deploying More Efficient and Scalable Business Operations

Financial Overview

COMPRESSCO LP™

Predictable Cash Flow not as Susceptible to Commodity Price Downturns Compared to many Other OFS

- Compression services revenues have been relatively resilient despite ~75% decline in drilling activity since Q4-14
- Adjusted EBITDA margin [2],[4] stable during downturn due to aggressive response to market conditions by management

Revenue by Product Line



USD in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$103.1
$122.8
$109.4
$133.4
$124.8
$102.9
$126.5
$128.9
$99.4
$81.7
$76.1
$70.7
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
2016
Compression services
Equipment sales
Aftermarket services

Adj. EBITDA [1],[2],[3] and Adj. EBITDA Margin [1],[2],[3]



$USD in millions
$50
$40
$30
$20
$10
$-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.8%
25.6%
25.2%
30.4%
33.4%
31.2%
24.9%
25.1%
32.1%
31.1%
32.6%
33.9%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
2016

(1) Q4 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc.
(2) Beginning Q1 2016, Non-cash cost of compressors sold is added back in calculation of adj. EBITDA. Historical periods have been updated for this change
(3) See Appendix for reconciliations of Non-GAAP financial measures

© 2016 CSI Compressco LP 14

Cash Management and Distributions Distribution Coverage Ratio [3] and Annualized Quarterly Distributions per Unit [3] CCLP Cash Flow Assumes current annualized distribution of $1.51 per common unit Management previously provided CapEx guidance of $20M, inclusive of $12M maintenance capital See Appendix for reconciliations of Non-GAAP financial measures Growth Capital Restrained During Market Downturn Change in Cash Sources Uses Sources Uses Uses 2016 Distribution [1] and Guided Capital [2] 2015 2016 through Q3

Covenants, Debt & Liquidity Amended Credit Facility Leverage Covenants to Provide Additional Flexibility Issued $80M in convertible preferred equity in Q3-16 Proceeds used to retire $54.1M of senior notes at discount and reduce revolver borrowings Debt [1] and Liquidity [1],[2] Leverage Ratio [1],[3] See Appendix for reconciliations of Non-GAAP financial measures Liquidity amounts are subject to compliance with financial covenants and other provisions of the Credit Agreement which may limit borrowings No debt maturing before 2019 Amended leverage covenants provide compliance cushion

Counterparty Risk

CSI COMPRESSCO LP™

Long Standing Relationships with Diverse Customer Base

Rank [1]	Customer Type	Length of Relationship	Moody's / S&P Credit Rating [2]
1	Very Large Public Independent E&P	15+ Years	Baa2 / A
2	Large Public Independent E&P	7+ Years	Baa3 / BBB-
3	Large Public Independent E&P	15+ Years	Ba1 / BBB-
4	Large Public Independent E&P	7+ Years	B2 / BBB
5	Public Independent E&P and Gatherer	7+ Years	B1 / B+
6	Oil and Gas Major	15+ Years	A2 / A-
7	Public Independent E&P	5+ Years	B2 / B+
8	Large Public Independent E&P	15+ Years	A3 / A
9	Large Public Independent E&P	15+ Years	Ba2 / BBB
10	Large Public Independent E&P	15+ Years	B2 / B+

noble energy

OXY

Anadarko

ConocoPhillips

CIMAREX

(1) Ranking reflects Q3 2016 compression services revenue
(2) Based on publically available information and company filings as of September 2016

© 2016 CSI Compressco LP

17

2016 Status

CSI COMPRESSCO LP™

Focused on Protecting Profits, Reducing Debt and Managing Liquidity in Challenging Market

- Proactively reduced annualized distributions by 25% [1]
- Reduced growth CapEx by ~90% from $85M in 2015 to $8M in 2016
- Amended leverage covenants to provide financial flexibility
- Issued $80M of preferred equity in Q3-16
- Reduced headcount ~25% compared to prior year, ~$20M in cost avoidance
- Ready to address a recovering market
  - Recoup pricing on deployed fleet
  - Idle fleet available to redeploy
  - Positioned to supply equipment for uncompleted wells and underserved take-away areas
  - Manufacturing capacity and lead times available for quick response to needs

8,160 Hp Booster Station
Webb County, TX



(1) Q4 2015 distribution of $0.3775 per common unit compared to Q3 2015 distribution of $0.5025 per unit

© 2016 CSI Compressco LP

18

Appendix

Non-GAAP Financial Measures CSI Compressco LP (“the Partnership”) includes in this presentation the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio, leverage ratio, liquidity and free cash flow. Adjusted EBITDA is used as a supplemental financial measure by the Partnership's management to: assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner; evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis; measure operating performance and return on capital as compared to those of our competitors; determine the Partnership's ability to incur and service debt and fund capital expenditures; and approximate the financial performance measure used in the Partnership’s bank credit facility financial covenant.   The Partnership defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, and before certain non-cash charges, including impairments, bad debt expense attributable to bankruptcy, costs of compressors sold, equity compensation, fair value adjustments to our Preferred Units, gain or loss on extinguishment of debt, transaction costs and severance. The Partnership defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership’s management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.   Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as Adjusted EBITDA less current income tax expense, maintenance capital expenditures, interest expense and severance, plus the amortization of finance costs. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership’s financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest. The Partnership defines leverage ratio as debt at the end of the period divided by sum of last twelve months of adjusted EBITDA in accordance with bank covenants   The Partnership defines liquidity as the potential availability under its Credit Agreement (consisting of maximum credit commitment, less balance outstanding) less adjustment associated with compliance with financial covenants and other provisions of the credit agreement that may limit borrowings plus the sum of cash on the consolidated balance sheet. Management views liquidity as a measure of the Partnership’s ability to fund investing and financing activities. The Partnership defines free cash flow as cash from operations less capital expenditures, net of sales proceeds. Management primarily uses this metric to assess our ability to retire debt, evaluate our capacity to further invest and grow, and measure our performance as compared to our peer group of companies. These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to Adjusted EBITDA, distributable cash flow, free cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as CSI Compressco. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that CSI Compressco has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Non-GAAP Reconciliations Amortization of financing costs are included in interest expense Starting from Q1 2016, non-cash cost of compressors sold is included in adjusted EBITDA. Historical periods have been updated for this change Unusual items is primarily associated with non-recurring fees and expenses plus severance as well as one time costs associated with transactions Q4 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc. [4]

Non-GAAP Reconciliations Amortization of financing costs are included in interest expense Starting from Q1 2016, non-cash cost of compressors sold is included in adjusted EBITDA. Historical periods have been updated for this change Unusual items is primarily associated with non-recurring fees and expenses plus severance as well as one time costs associated with transactions Q4 2013 through Q3 2014 are based on management Pro Forma for Compressco Partners and Compressor Systems, Inc. prior to Compressco Partners acquisition of Compressor Systems, Inc. [4]

Non-GAAP Reconciliations Amortization of financing costs are included in interest expense Starting from Q1 2016, non-cash cost of compressors sold is included in adjusted EBITDA. Historical periods have been updated for this change Unusual items is primarily associated with non-recurring fees and expenses plus severance as well as one time costs associated with transactions

Non-GAAP Reconciliations Subsequent to September 30, 2016, CSI Compressco LP retired an additional $34.1M of Senior notes Adjustment for leverage capacity reflects the limitation of amounts available under the revolving credit facility in order to maintain compliance with the leverage ratio covenant Leverage ratio is Total Debt divided by Consolidated TTM EBITDA per Credit Agreement